Exhibit 99.1

ZeroFox Announces Third Quarter Fiscal Year 2023 Financial Results

Achieves record revenue of $43 million and annual recurring revenue of $153 million

Washington, D.C., – December 6, 2022 – ZeroFox Holdings, Inc. (Nasdaq: ZFOX), a leading external cybersecurity provider, today announced financial results for the third quarter ended October 31, 2022. The financial statements reflect the results of operations from the closing of the business combination with L&F Acquisition Corp. and ID Experts Holdings, Inc. on August 3, 2022, and are for a shortened reporting period of August 4, 2022, through October 31, 2022. The comparison to prior year GAAP operating results is not meaningful because the financial results for the prior year's period consist only of our predecessor, ZeroFox, Inc. and do not include the operating results of IDX.

“As a newly listed public company, we continued to achieve positive quarterly results driven by sustained demand for our external cybersecurity platform from both new and existing customers,” said James C. Foster, Chairman and CEO of ZeroFox. "Our August debut on Nasdaq, resulting from the completion of our new growth capital financing of approximately $180 million, the highly strategic acquisition of IDX, and our business combination with L&F, was an important milestone for our organization. This transaction further increases the market's awareness of ZeroFox, our scale and efficiencies, and overall platform strength enabling us to better protect organizations around the world from external cyber threats."

Third Quarter Fiscal Year 2023 Financial Highlights

•
Revenue: Total revenue was $43.0 million.
•
Annual Recurring Revenue was $153.3 million.
•
Gross margin: GAAP gross margin was 30% and non-GAAP gross margin was 40%. GAAP subscription gross margin was 41% and non-GAAP subscription gross margin was 72%.
•
Loss from Operations: GAAP loss from operations was $717.2 million. Non-GAAP loss from operations was $5.8 million. GAAP loss from operations includes a goodwill impairment charge of $698.7 million. L&F was deemed the accounting acquirer and goodwill was initially valued based on L&F’s closing stock price on the August 3, 2022, closing date and the share consideration issued to the stockholders of predecessor ZeroFox and IDX. During the third quarter of fiscal year 2023, the market price of ZeroFox Holdings, Inc.’s common stock and market capitalization declined significantly resulting in the goodwill impairment charge.
•
Cash and Cash Equivalents were $53.4 million on October 31, 2022.

Recent Highlights

•
ZeroFox became a publicly traded company, trading on the Nasdaq under ZFOX.
•
Completed the acquisition of ID Experts Holdings, Inc. and its business combination with L&F Acquisition Corp.
•
Ended the quarter with 1,138 subscription customers.
•
Announced the expansion of comprehensive breach response services to multinational companies who have suffered a data breach impacting people living outside the United States.
•
Launched PII removal solution to find and remove executive personal information from over 100 data broker sites that could be leveraged for digital or physical attacks.

Exhibit 99.1

Financial Outlook

ZeroFox is providing the following guidance for the second half of fiscal 2023:

●
Revenue of $84 million to $86 million.

Additional information regarding the non-GAAP financial measures and key business measures discussed in this release, including an explanation of these measures and how each is calculated, is included below under the heading “Use of Non-GAAP Financial Measures and Key Business Measures.” A reconciliation of non-GAAP to GAAP financial measures has also been provided in the financial tables included below.

About ZeroFox

ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, has redefined security outside the corporate perimeter on the internet, where businesses operate, and threat actors thrive. The ZeroFox platform combines advanced AI analytics, digital risk and privacy protection, full-spectrum threat intelligence, and a robust portfolio of breach, incident and takedown response capabilities to expose and disrupt phishing and fraud campaigns, botnet exposures, credential theft, impersonations, data breaches, and physical threats that target your brands, domains, people, and assets. Join thousands of customers, including some of the largest public sector organizations as well as finance, media, technology and retail companies to stay ahead of adversaries and address the entire lifecycle of external cyber risks. ZeroFox and the ZeroFox logo are trademarks or registered trademarks of ZeroFox, Inc. and/or its affiliates in the U.S. and other countries. Visit www.zerofox.com for more information.

Conference Call and Webcast Information

ZeroFox will host a conference call today, December 6, 2022, at 4:30 p.m. to discuss its financial results. To access this call, please pre-register using this link: ZeroFox F3Q23 Earnings Pre-Registration. The live webcast and a webcast replay of the conference call be accessed from the investor relations page of ZeroFox’s website at https://ir.zerofox.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to our anticipated financial results for our third quarter of fiscal year 2023 and our guidance for future results of operations for our second half of fiscal year 2023, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the business combination; defects, errors, or vulnerabilities in the ZeroFox platform, the failure of the ZeroFox platform to block malware or prevent a security breach, misuse of the ZeroFox platform, or risks of product liability claims that would harm our reputation and adversely impact our business, operating results, and financial condition; if our enterprise platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our

Exhibit 99.1

ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers, such as Microsoft Azure, Amazon Web Services, and Cloudflare, to host and operate our platform, and any disruption of or interference with our use of these offerings may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; our predecessor, ZeroFox, Inc., has a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected; we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of inflation and geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; historically, one U.S. government customer has accounted for a substantial portion of IDX’s revenues and accounts for a substantial portion of our revenues following the business combination; and we rely heavily on the services of our senior management team.

Additional information concerning these, and other risks, is described under the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ZeroFox” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IDX” sections of our final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933 on October 7, 2022, in connection with our registration statement on Form S-1 and in subsequent reports filed with the SEC. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

Use of Non-GAAP Financial Measures and Key Business Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures and key business measures are useful in evaluating our operating performance. We use the following non-GAAP financial information and key business measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance by excluding certain items that may not be indicative of our business, results of operations or outlook. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

A reconciliation is provided below for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Exhibit 99.1

Exhibit 99.1

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock- based compensation expense and amortization of acquired intangible assets.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

We define non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock- based compensation expense and amortization of acquired intangible assets.

Non-GAAP Loss from Operations

We define non-GAAP loss from operations as GAAP loss from operations, excluding stock-based compensation expense, amortization of acquired intangible assets, costs incurred for the business combination and goodwill impairment charge.

Annual Recurring Revenue (ARR)

We define ARR as the annualized contract value of all recurring revenue related to contracts in place at the end of the reporting date assuming any contract is renewed on its existing terms. We continue to include ARR from customers whose term has expired within 90 days of the applicable measurement date for which we are actively negotiating renewal.

Subscription Customers

We define a subscription customer as any entity that has entered into a distinct subscription agreement for access to the ZeroFox platform or services for which the term has not ended or with which we are continuing to provide service and negotiating a renewal contract that expired within 90 days of the applicable measurement date. We do not consider our channel partners as customers, and we treat managed service security providers, who may purchase our offerings on behalf of multiple companies, as a single subscription customer.

Exhibit 99.1

ZEROFOX HOLDINGS, INC.

Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands, except share and per share data)	August 4, 2022 through October 31, 2022

Revenue
Subscriptions	$15,174
Services	27,815
Total revenue	42,989
Cost of revenue (1)(2)
Subscriptions	8,921
Services	21,359
Total cost of revenue	30,280
Gross profit	12,709

Operating expenses (1)(2)
Research and development	5,637
Sales and marketing	16,747
General and administrative	8,902
Goodwill impairment	698,650
Total operating expenses	729,936
Loss from operations	(717,227)
Other (expense) income
Interest expense, net	(4,428)
Change in fair value of warrant liability	5,837
Change in fair value of sponsor earnout shares	9,211
Total other income	10,620
Loss before income taxes	(706,607)
Benefit from income taxes	(2,449)
Net loss after tax	$(704,158)
Net loss per share attributable to common stockholders, basic and diluted	$(6.03)
Weighted-average shares used in computation of net loss per share attributable to common stockholders, basic and diluted	116,853,297

Other comprehensive loss
Foreign currency translation	(18)
Total other comprehensive loss	(18)
Total comprehensive loss	$(704,176)

Exhibit 99.1

ZEROFOX HOLDINGS, INC.

Condensed Consolidated Statement of Operations

(Unaudited)

1 Includes stock-based compensation as follows:

(in thousands)	August 4, 2022 through October 31, 2022
Cost of revenue - subscription	$8
Cost of revenue - service	1
Research and development	57
Sales and marketing	84
General and administrative	155
Total stock-based compensation expense	$305

2 Includes amortization of acquired intangible assets as follows:

(in thousands)	August 4, 2022 through October 31, 2022
Cost of revenue - subscription	$4,635
Cost of revenue - service	—
Research and development	—
Sales and marketing	5,850
General and administrative	854
Total amortization of acquired intangible assets	$11,339

Exhibit 99.1

ZEROFOX HOLDINGS, INC.

Condensed Consolidated Balance Sheet

(Unaudited)

(in thousands, except share data)	October 31, 2022

Assets
Current assets:
Cash and cash equivalents	$53,421
Accounts receivable, net of allowance for doubtful accounts	29,027
Deferred contract acquisition costs, current	5,054
Prepaid expenses and other assets	6,677
Total current assets	94,179

Property and equipment, net of accumulated depreciation	716
Capitalized software, net of accumulated amortization	169
Deferred contract acquisition costs, net of current portion	7,842
Acquired intangible assets, net of accumulated amortization	274,161
Goodwill	406,608
Other assets	627
Total assets	$784,302

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,275
Accrued compensation, accrued expenses, and other current liabilities	18,093
Current portion of long-term debt	938
Deferred revenue, current	45,956
Total current liabilities	68,262

Deferred revenue, net of current portion	7,104
Long term debt, net of deferred financing costs	169,684
Warrants	2,108
Sponsor earnout shares	2,868
Deferred tax liability	31,038
Total liabilities	281,064
Commitments and contingencies
Stockholders' equity
Common stock, $0.0001 par value; 136,657,312 authorized shares; 118,180,539 shares issued and outstanding	12
Additional paid-in capital	1,241,432
Accumulated deficit	(738,188)
Accumulated other comprehensive loss	(18)
Total stockholders’ equity	503,238
Total liabilities and stockholders' equity	$784,302

Exhibit 99.1

ZEROFOX HOLDINGS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

(in thousands)	August 4, 2022 through October 31, 2022

Cash flows from operating activities:
Net loss	$(704,158)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	698,650
Depreciation and amortization	153
Amortization of software development costs	5
Amortization of acquired intangible assets	11,339
Amortization of deferred debt issuance costs	11
Stock-based compensation	305
Provision for bad debts	3
Change in fair value of warrants	(5,837)
Change in fair value of sponsor earnout shares	(9,211)
Deferred taxes	(2,546)
Noncash interest expense	3,184
Changes in operating assets and liabilities:
Accounts receivable	(3,125)
Deferred contract acquisition costs	(956)
Prepaid expenses and other assets	(1,367)
Accounts payable, accrued compensation, accrued expenses, and other current liabilities	(8,755)
Deferred revenue	467
Other liabilities	(274)
Net cash used in operating activities	(22,112)

Cash flows from investing activities:
Proceeds from Trust account	34,864
Business acquisition - IDX, net of cash acquired	(49,803)
Business acquisition - ZeroFox, net of cash acquired	(48,369)
Purchases of property and equipment	(156)
Capitalized software	(174)
Net cash used in investing activities	(63,638)

Cash flows from financing activities:
Proceeds from issuance of convertible notes, net of issuance costs	149,872
Proceeds from the PIPE	20,000
Exercise of stock options	112
Repurchase of class A ordinary shares	(24,626)
Payment of deferred underwriting fee	(6,054)
Repayment of debt	(234)
Net cash provided by financing activities	139,070

Foreign exchange translation adjustment	(9)

Net change in cash, cash equivalents, and restricted cash	53,311
Cash, cash equivalents, and restricted cash at beginning of year	210
Cash, cash equivalents, and restricted cash at end of year	$53,521

Exhibit 99.1

ZEROFOX HOLDINGS, INC.

Condensed Consolidated Statement of Cash Flows

(Unaudited)

The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the condensed consolidated balance sheets that sum to the total of the same such amounts shown in the condensed consolidated statements of cash flows.

August 4, 2022 through October 31, 2022

Cash and cash equivalents	$53,421
Restricted cash included in other assets	100
Total cash, cash equivalents, and restricted cash shown in the condensed consolidated statements of cash flows.	$53,521

Exhibit 99.1

ZEROFOX HOLDINGS, INC.

Non-GAAP Financial Measures and Reconciliation to GAAP Results

(Unaudited)

GAAP gross profit and gross margin to non-GAAP gross profit and gross margin
(in thousands)	August 4, 2022 to October 31, 2022
Revenue	$42,989
Gross profit	12,709
Add: Stock-based compensation expense	9
Add: Amortization of acquired intangible assets	4,635
Non-GAAP gross profit	$17,353
Gross margin	30%
Non-GAAP gross margin	40%

GAAP subscription gross profit and gross margin to non-GAAP subscription gross profit and gross margin
(in thousands)	August 4, 2022 to October 31, 2022
Subscription revenue	$15,174
Subscription gross profit	6,253
Add: Stock-based compensation expense	8
Add: Amortization of acquired intangible assets	4,635
Non-GAAP subscription gross profit	$10,896
Subscription gross margin	41%
Non-GAAP subscription gross margin	72%

GAAP loss from operations to non-GAAP loss from operations
(in thousands)	August 4, 2022 to October 31, 2022
Loss from operations	$(717,227)
Add: Stock-based compensation expense	305
Add: Amortization of acquired intangible assets	11,339
Add: Expenses related to the Business Combination	1,161
Add: Goodwill impairment	698,650
Non-GAAP loss from operations	$(5,772)

Exhibit 99.1

Media Inquiries

Malory Van Guilder

press@zerofox.com

Investor Relations

Marc P. Griffin, ICR

Todd Weller, ZeroFox

investor@zerofox.com